T. Rowe Price Retirement Balanced I Fund—I Class

Supplement to Prospectus Dated October 1, 2020, as supplemented

The fund pays T. Rowe Price an all-inclusive management fee that covers investment management and all of the fund’s operating expenses except for interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and any acquired fund fees and expenses.

Effective July 1, 2021, the fund’s all-inclusive management fee will be reduced from 0.346% to 0.34%.

To reflect the new management fee rate, effective July 1, 2021, the fee table and expense example in section 1 are revised as follows:

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.34%[a,b]

Distribution and service (12b-1) fees	—

Other expenses	—

Total annual fund operating expenses	0.34	[a]

a Restated to reflect current fees.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$35	$109	$191	$431

Effective July 1, 2021, the disclosure under “The Management Fee” in section 2 is supplemented as follows:

Effective July 1, 2021, the fund pays T. Rowe Price an all-inclusive management fee rate of 0.34% based on the fund’s average daily net assets. The management fee is calculated and accrued daily, and it includes investment management services and ordinary, recurring operating expenses, but it does not cover interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and any acquired fund fees and expenses.

The date of this supplement is May 24, 2021.

R422-041 5/24/21